OTHER LIABILITIES (Schedule of Other Liabilities) (Details) - USD ($) $ in Thousands		Dec. 31, 2023	Dec. 31, 2022
Other Liabilities [Abstract]
Deferred wage tax and social security	[1]	$ 11,601	$ 15,824
Deferred VAT	[1]	7,809	10,882
Severance pay liability		1,838	1,893
Deferred revenue, noncurrent		0	336
Other liabilities	[2]	790	279
Total other liabilities		$ 22,038	$ 29,214

[1]	Deferred VAT and deferred wage tax relates to measurements taken by the Dutch government, on which they postponed all VAT payable for the years 2021 and 2020 and all wage tax and social security payable for the months March – December 2021 to be paid in 60 instalments starting October 2022.
[2]	Including a 50 million Yen loan with a financial institution as a financial support in connection of COVID-19. The loan was provided in July 2020 for a period of five years with a variable interest of 0.21% - 1.10%. The long term balances as of December 31, 2022 and 2021 are $134 and $280, respectively.